Thornburg Investment Management

SUPPLEMENT DATED MARCH 3, 2010 TO THORNBURG FUNDS PROSPECTUS DATED FEBRUARY 1, 2010.

The first full paragraph on page 69 of the Thornburg Funds Prospectus dated February 1, 2010 is deleted in its entirety and replaced with the following:

You may qualify for a reduced sales charge under Rights of Accumulation when your current purchase of Class A shares of any of the Funds in this Prospectus, added to the value of the Class A, Class B, Class C and Class D shares of all Thornburg Funds in your qualifying accounts, passes one of the sales charge breakpoints displayed in the sales charge table for Class A shares shown above.